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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 14, 2002

                           Pathfinder Bancorp, Inc.
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              (Exact Name of Registrant as Specified in Charter)

  Federal                       000-23601                        16-1540137
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(State or Other                (Commission                    (I.R.S. Employee
Jurisdiction of                File Number)                  Identification No.)
Incorporation)

                214 West First Street, Oswego, New York 13126
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             (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (315) 343-0057
                                                         ----------------

                                Not Applicable
          ---------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         On May 14, 2002, Pathfinder Bank announced an agreement with Cayuga Bank to acquire Cayuga's branch located in Lacona, New York. Under the terms of the agreement, the acquisition is scheduled to close, subject to regulatory approval and other conditions, in the third quarter of 2002. For further information, see the Registrant's press release attached as Exhibit 99.1 to this current report on Form 8-K.

         The Index of Exhibits immediately precedes the attached exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:      May 16, 2002

                                          PATHFINDER BANCORP, INC.


                                      By:  /s/ Thomas W. Schneider
                                          -------------------------------------
                                          Thomas W. Schneider
                                          President and Chief Executive Officer


EXHIBIT INDEX

The following Exhibit is filed as part of this report:

         Exhibit 99.1 Press Release


                                  Exhibit 99.1